EXHIBIT 10.9

                                    AGREEMENT


     This AGREEMENT, dated as of the 20th of September, 1996, by and between Ridgewood Investment Associates ("Ridgewood"), and Vital Signs, Inc. ("VSI"),

                                   WITNESSETH:

     WHEREAS, VSI owns the shares of capital stock of Cardiologics LLC, described in Exhibit A annexed hereto (the "Shares" and desires to sell the Shares to Ridgewood; and

     WHEREAS, Ridgewood desires to purchase the Shares from VSI in accordance with the terms set forth herein,

     NOW, THEREFORE, in consideration of the mutual convenants set forth herein, the parties hereto hereby agree as follows:

     1. Purchase and Sale. At a closing to be held concurrent with the execution of this Agreement, VSI hereby sells to Ridgewood the Shares as indicated on Exhibit A annexed hereto for the purchase price of $1,000,000. In addition, Ridgewood shall reimburse VSI for the amounts described in Section 3. Concurrently with the execution of this Agreement, Ridgewood hereby delivers to VSI promissory notes as indicated in Exhibit B in full satisfaction of the purchase price of the Shares.

     2. Ridgewood hereby agrees to assume all commitments, representations and warranties set forth in the Investment Agreement dated January 19, 1996 between VSI and Steven Kontos ("the Agreement") reflecting the understanding between such parties as to their relationship with respect to Cardiologics LLC. Ridgewood hereby agrees to indemnify and hold VSI harmless for any and all liabilities relating to the Agreement.

     3. Ridgewood hereby agrees to reimburse VSI for all funds expended by VSI through the closing date pursuant to the Agreement. Furthermore, Ridgewood andVSI agree to an orderly transition period whereby the activities of Cardiologics will be permitted to continue under the relationship with VSI established in January 1996. Ridgewood agrees to reimburse VSI for all fully documented expenditures paid by VSI on behalf of Cardiologics beyond the closing date. VSI and Ridgewood shall mutually agree on the time table for an orderly transition period.

     4. Warranties and Representations. VSI hereby warrants and represents to Ridgewood that it owns the Shares, and is hereby transferring the Shares, free and clear of all liens, security interests, pledges, encumbrances and restrictions whatsoever.

     5. Assignment. VSI hereby assigns to Ridgewood, all such rights that VSI has as a shareholder of Cardiologics LLC, including without limitation, all such rights that exist pursuant to the Agreement described in Section 2 above. If, for any reason, such agreements and/or applicable instruments or laws preclude VSI from transferring record ownership of the Shares, VSI shall use its best efforts to effect appropriate amendments to any such amendable agreements or instruments and, in any event, shall confer upon Ridgewood all economic and other rights and benefits associated with ownership of the Shares.

     6. Further Assurances. VSI shall, at its expense, take any and all further steps as shall be required to effect the transfer of the Shares in the manner contemplated by this Agreement.

     In WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


                                                /s/ Terence D. Wall
                                                _________________________
                                                Terence D. Wall, President
                                                Vital Signs, Inc.



                                                 /s/ Frank DeBernardis
                                                 _________________________
                                                 Frank DeBernardis
                                                 General Partner
                                                 Ridgewood Investment Associates
/s/ Anthony J. Dimun
__________________________
Witness Anthony J. Dimun
Executive Vice President  &
Secretary, Vital Signs, Inc.

                                    EXHIBIT A


      Shares                                              Description

   5,100 units representing                      Cardiologics LLC, a limited
   51% of the total LLC                          liability company organized
   membership units and                          under the laws of the State of
   capital.                                      New Jersey in January, 1996.


                                                                    Exhibit B

                             SECURED PROMISSORY NOTE

Principal Amount:  $1,000,000.00                              September 20, 1996


     Ridgewood Investment Associates promises to pay, in lawful monies of the United States of America, to the order of Vital Signs, Inc. (the"Holder"), the principal sum of One Million Dollars ($1,000,000), together with interest, at 20 Campus Road, Totowa, New Jersey 07512 or such other place as the Holder may designate.

1. Interest. Interest will accrue on the unpaid principal balance from today's date at the rate of eight percent (8%) per annum and will be due and payable on the due dates. If the Obligor fails to make payment in full on the Due Date, then interest will accrue on the unpaid balance from the Due Dates, at the Default Rate which shall be equal to the lesser of: (i) twelve percent (12%) per year, or (ii) the maximum rate of interest allowed by applicable law.

2. Security. As security for the Obligor's obligation under this Note and other indebtedness of the Obligor to the Holder, the Obligor is granting the holder a security interest in certain investments as described in a Security Agreement between the Obligor and the Holder dated today's date. If the Obligor fails to pay this Note on the due date, the Holder may exercise all of the Obligor's rights and remedies afforded a secured creditor under the Security Agreement in accordance with New Jersey law.

3. Due Dates. The "Due Dates" shall be the dates of repayment of amounts due hereunder or such other date specified for repayment in writing by the Holder. Such Due Dates are as follows:

             a)     On or before January 2, 1997        - $500,000

                    On or before April 1, 1997 - $500,000

             b) Amounts due pursuant to Section 3 of the Agreement dated September 20, 1996 shall be due on demand as demanded by the Holder.

4. Collection Costs and Expenses. The Obligor agrees to pay all costs and expenses, including reasonable attorneys' fees, incurred by the Holder in effecting collection of all amounts due under this Note or in enforcing the Security Agreement. All such costs and expenses shall be added to the principal amount due under this Note, and shall bear interest at the Default Rate provided for in Paragraph 1 of this Note.

5. No Waiver by Lender. Any delay or failure by the Holder in taking any action or exercising any remedy shall not prevent the Holder from doing so later, and shall not act as a waiver of any of the Holder's rights under this Note.

6. Borrower' Waivers. The Obligor waives presentment for payment, demand, notice of protest, notice of dishonor and any other notices or demands in connection with the delivery, acceptance, payment, performance or enforcement of this Note, except for demands for payment pursuant to paragraph 3 above. In any action or proceeding brought by the Holder to collect any amount due under this Note or otherwise arising out of or in connection with this Note or the Security Agreement, the Obligor waives trial by jury and the Holder by acceptance of this Note also waives trial by jury.

7. Governing Law. This Note is made and delivered in accordance with New Jersey (U.S.A.) law and New Jersey (U.S.A.) law controls with respect to any interpretation and/or enforcement. For purposes of this Note, Obligor
     (i) agrees to accept personal jurisdiction in New Jersey (U.S.A.), (ii) agrees that exclusive venue for any and all litigation shall be in New Jersey (U.S.A.), (iii) waives any claim of lack of jurisdiction or inconvenient forum, and (iv) agrees that any judgement rendered in favor of the Holder may be enforced where the Maker's assets are located.

                                                RIDGEWOOD INVESTMENT ASSOCIATES


                                               By:      /s/Frank DeBernardis
                                                        ________________________
                                                        Frank DeBernardis

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the "Agreement") is made as of the 20th day of September, 1996 by and between Ridgewood Investment Associates, a partnership organized and existing under the laws of New Jersey (the "Debtor"), and Vital Signs, Inc. (the "Secured Party").

                              W I T N E S S E T H:

     WHEREAS, Debtor has executed in favor of Secured Party that certain Promissory Note dated the date hereof in the original principal amount of U.S. $1,000,000.00 (the "Note"); and

     WHEREAS, to secure the punctual payment of the principal and interest payable under the Note and any other sums owed from the Debtor to the Secured Party (such principal, interest and other sums being hereunder referred to as the "Obligations"), the Secured Party has requested, and the Debtor has agreed to grant, a security interest in the collateral (as hereinafter defined);

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Grant of Security Interest. As collateral security for the due and punctual payment in full of the Obligations, the Debtor hereby grants and conveys to the Secured Party a first perfected interest in investments set forth in Exhibit A (hereafter referred to as the "Collateral"). The security interest granted hereby shall terminate upon the payment in full of all of the Obligations.

2. Representations, Warranties and Covenants. The Debtor represents, warrants and covenants to and with the Secured Party as follows:

     (a)  Except  for  the   security  interest  granted  hereunder,   all  of
          existing Collateral is owned by Debtor free and clear of all liens and encumbrances and Debtor will keep the collateral free and clear of all liens and encumbrances so long as this Agreeemnt is in force with respect thereto.

    (b) Debtor shall pay and discharge when due all taxes, assessments and governmental charges of every kind upon it or its properties which, if unpaid, might by law become a lien or charge upon its respective properties.

    (c) Debtor shall not sell, transfer or otherwise dispose of, or remove any of the items of property which comprise the Collateral without the prior written consent of the Secured party.

3. Default, Rights and Remedies. If any default (including any failure to pay timely when due, at maturity, by acceleration or otherwise) shall occur hereunder or under the Note, or then Secured Party shall have the right upon written notice to Debtor to declare this Agreement to be in default and thereafter shall have (i) all rights and remedies provided by law, including those of a secured party under the Uniform Commercial Code, in addition to the rights and remedies provided for herein or in any other agreement between Debtor and Secured Party, (ii) the right to declare any or all of the Obligations due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived,
     (iii) the right to dispose of the Collateral and exercise any and all rights and remedies afforded Secured Party under any and all applicable provisions of the law, (iv) the right to notify account debtors to make payments directly to the Secured Party and/or (v) the right to enter upon the premises on which the Collateral is located, inspect the Collateral, to take possession thereof and any records related thereto, demand and receive such possession from the Debtor or any person or organization which has possession thereof, and to take such measures as the Secured Party may deem necessary or proper for the care of protection thereof, including the right to remove all or any portion, to sell or cause to be sold, at public or private sales, in one or more sales or parcels, all or any portion of the Collateral without notice of intention to sell or of time or place of sale; provided, however, that Secured Party shall give the Debtor ten days' prior written notice of the time and place of any proposed sale or sales and such other notice as may be required by applicable laws. Any disposition of the Collateral pursuant hereto shall be made in a manner which is commercially reasonable within the meaning of the Uniform Commercial Code as in effect in the jurisdiction or jurisdictions where the Collateral is located. All of Secured Party's rights, remedies and benefits herein expressly specified shall be cumulative and not exclusive of any other rights, remedies or benefits which the Secured Party may have under this Agreement, at law or otherwise.

4. Application of Proceeds. All proceeds from the sale of the Collateral by Secured Party hereunder shall be applied first, against the cost of such sale or collection, second, against any amounts due and owing under the Notes or the Fee Agreement, third, to any other sums due by Debtor to Secured Party, and fourth, to Debtor or as a court of competent jurisdiction may otherwise direct.

5. Notices. Any notice, request, demand or other communication required or permitted hereunder shall be given in writing, by certified or registered mail, postage prepaid, or delivered to the last known addresses of the parties hereto (or at such other address or in care of such other person as hereafter shall be designated in writing by any party to the other party).

6. Miscellaneous. This Agreement contains the entire agreement of the parties hereto respecting the subject matter thereof. Every provision of this Agreement is intended to be severable, and, if any term or provision is determined to be illegal or invalid for any reasons whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Agreement shall be goverened by and construed in accordance with the laws of the State of New Jersey. Any failure or delay by the Secured Party to require strict performance by Debtor of any of the provisions, warranties, terms and conditions contained herein or in any other agreement, document or instrument shall not affect Secured Party's right to demand strict compliance and performance therewith, and any waiver of any default shall not affect or constitute waiver of any other default.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written.

     RIDGEWOOD INVESTMENT ASSOCIATES



     By: /s/Frank DeBernardis                By: /s/Terence D. Wall
          ______________________________         _____________________
         Frank DeBernardis                        Terence D. Wall,
                                                  President
                                                  Vital Signs, Inc.


Witnessed By:



/s/Anthony J. Dimun
__________________________
Anthony J. Dimun
Executive Vice President
Vital Signs, Inc.

                                    GUARANTEE

     THIS GUARANTEE ("Guarantee"), dated as of ____________, 1996, given by Terence D. Wall, residing at 160 Lloyd Road, Montclair, New Jersey 07042 ("Wall") to Vital Signs, Inc., a New Jersey corporation having its principal place of business at 20 Campus Road, Totowa, New Jersey 07512 ("VSI"),

                                WITNESSETH THAT:

     WHEREAS, Ridgewood Investment Associates ("Ridgewood") has previously delivered to VSI a secured promissory note, dated September 20, 1996, in the principal amount of $1,000,000 (the "Note"), in connection with VSI's sale to Ridgewood of all of its equity interest in Cardilogics, LLC ("Cardilogics");

     WHEREAS, Wall has agreed to guarantee Ridgewood's obligations under the Note;

     NOW THEREFORE, Wall agrees as follows:

     1. SCOPE OF THE GUARANTEE. Wall hereby guarantees the performance by Ridgewood of all of the terms of the Note.

     2. IRREVOCABILITY. This Guarantee shall be irrevocable at all times through and including such time as the Note is fully paid in accordance with its terms, regardless of any defense, offset or counterclaim which may at any time be available to or be asserted by Ridgewood, it being the purpose and intent of Wall that this Guarantee and his obligations hereunder shall remain in full force and effect and be binding on Wall and his successors until such Note is fully paid in accordance with its terms.

     3. SECONDARY LIABILITY. Wall's liability hereunder shall be secondary to Ridgewood's liability under the Note. Wall shall be required to perform any and all obligations of Ridgewood under the Note upon receipt of written notice from VSI, stating that Ridgewood has failed to perform such obligation and has failed to cure such obligation within ten days after written notice to Ridgewood.

     4. GOVERNING LAW. This Guarantee shall be governed by the laws of the State of New Jersey excluding the application of conflicts of laws principles.

     5. WAIVER. Wall hereby waives any right of notice that he would otherwise have with respect to any amendment to the Note that may be agreed upon in writing by Ridgewood and VSI subsequent to the date hereof.

     IN WITNESS WHEREOF, Wall has executed this Guarantee as of the date first set forth above.


                                               /s/ Terence D. Wall
                                               _______________________________
                                               Terence D. Wall